UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) March 7, 2006 (March 7, 2006)

                                  QUOVADX, INC.
                                  -------------
             (Exact name of Registrant as Specified in its Charter)





         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO    80111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (303) 488-2019


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 7, 2006, Quovadx, Inc., a Delaware corporation (the "Registrant" or "Company"), issued a press release announcing its financial results for its fourth quarter and full year ended December 31, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K, the text of which is incorporated herein by reference.

Exhibit 99.1 to this Form 8-K contains "non-GAAP financial measure(s)" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The non-GAAP financial measures are earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarters and for the twelve months ended December 31, 2005 and 2004 which should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with Generally Accepted Accounting Principles in the United States ("GAAP").

o Reconciliations of EBITDA for the quarters and for the twelve months ended December 31, 2005 and 2004, as compared to the most directly similar GAAP financial measures, are presented in the EBITDA reconciliation table at the end of the press release.

The Company believes that such presentation provides useful information to management and to investors.

The information in this Item 2.02 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.


Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

 Exhibit
 Number          Exhibit
---------------------------------------------------------------------
 99.1            Press release of the Registrant, dated March 7, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QUOVADX, INC.

Date: March 7, 2006
                                      /S/ LINDA K. WACKWITZ
                                      ---------------------------------------
                                      Linda K. Wackwitz
                                      Secretary

                                  EXHIBIT INDEX


Exhibit
 Number          Exhibit
---------------------------------------------------------------------
 99.1            Press release of the Registrant, dated March 7, 2006